AMENDMENT TO
STOCK PURCHASE AGREEMENT

Amendment dated as of November 30, 2006 (the “Amendment”) by and among eXegenics, Inc., a Delaware corporation (“eXegenics”), and the investors listed on Exhibit A hereto (each a “Investor” and collectively, the “Investors”) to the Stock Purchase Agreement (the “Purchase Agreement”) dated as of August 14, 2006 by and among eXegenics and the Investors. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

WITNESSETH

WHEREAS, the parties have entered into the Purchase Agreement pursuant to which, among other things, eXegenics will issue and sell to the Investors shares of its common stock, and

WHEREAS, certain of the Investors have asked eXegenics to consent to the assignment by such Investors of their rights and obligations under the Purchase Agreement, all as more particularly described below, and

WHEREAS, the parties hereto desire to amend the definition of “End Date” and, as more particularly described below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Assignment and Substitution.

(a) By its execution hereof, Frost Gamma Investments Trust (“Frost Gamma”) does hereby assign, sell, transfer and convey to The Frost Group, LLC, a Florida limited liability company (the “Frost Group”), all of its right, title and interest in and to the Purchase Agreement, subject to all of the terms, conditions, reservations and limitations set forth therein, and the Frost Group does hereby accept such assignment and agrees to assume and perform all of the duties and obligations of Frost Gamma under the Purchase Agreement.

(b) By its execution hereof, Harter Financial Inc. (“Harter Financial”) does hereby assign, sell, transfer and convey to Ms. Marie V. Wolf (“Wolf”) all of its right, title and interest in and to the Purchase Agreement, subject to all of the terms, conditions, reservations and limitations set forth therein, and Wolf does hereby accept such assignment and agrees to assume and perform all of the duties and obligations of Harter Financial under the Purchase Agreement.

(c)  By its execution of this Agreement, the Frost Group hereby becomes a party to and agrees to be bound by the Purchase Agreement, as herein amended, and further represents and warrants to eXegenics that the representations and warranties set out in Section 4.2 of the Purchase Agreement are true and correct in all respects as applied to the Frost Group and each of its four members.

Execution Copy
(d) By its execution hereof, eXegenics hereby consents to the assignments described above.

2. Amendment. The parties hereto acknowledge and agree that Section 7.1(b)(i) is hereby amended by deleting the date January 31, 2007 and substituting the date March 31, 2007, which date shall be the “End Date” as such term is defined in Section 7.1(b)(i).

3. Miscellaneous.

(a) The recitals set forth in the “Whereas” clauses in this Amendment are true and correct and are hereby incorporated herein by reference and made a part of the Purchase Agreement as amended hereby.

(b) This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received counterparts hereof signed by the other parties hereto.

(c)  The parties hereto hereby ratify and approve the Purchase Agreement, as amended hereby, and the parties hereto acknowledge that all of the terms and provisions of the Purchase Agreement as amended hereby are in full force and effect, and that all other terms and provisions of the Purchase Agreement shall remain unchanged and in full force and effect.

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Execution Copy

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

EXEGENICS, INC.

By: /s/ John A. Paganelli	/s/ Marie V. Wolf
John A. Paganelli, President	Marie V. Wolf

THE FROST GROUP, LLC
By: Frost Gamma Investments Trust, Member	/s/ Ronnie Rosenstock
By:/s/ Phillip Frost	Ronnie Rosenstock
Phillip Frost, M.D., Sole Trustee
By:/s/ Jane Hsiao
Jane Hsiao, Member	/s/ Robert Sudack
By:/s/ Rao Uppaluri	Robert Sudack
Rao Uppaluri, Member
By: /s/ Steve Rubin
Steven Rubin, Member

New Valley, LLC
By: /s/ Richard Lampen
Name: Richard Lampen
Title: Manager

RFJM, LLC
By: /s/ Jeffrey Markowitz
Name: Jeffrey Markowitz
Title: Managing Member

MZ Trading LLC
By: /s/ Mark Zeitchick
Name: Mark Zeitchick
Title: Manager

/s/ Joseph DeLuca
Joseph DeLuca
/s/ Diane DeLuca
Diane DeLuca

Harter Financial Inc.
By: /s/ James H. Pettzanitis
Name: James H. Pettzanitis
Title:Chief Financial Officer